Revenue	6 Months Ended
Dec. 31, 2021
Revenue from Contract with Customer [Abstract]
Revenue

Note 10 – Revenue

The Company had no revenue for the six months ended December 31, 2020. Revenue consists of the following for the six months ended December 31, 2021:

December 31,
2021

Dashboards	$41,106
IT Managed Services	51,480
Software and Interfaces	49,959
Support and Maintenance	48,959
vCIO Services	20,313
Software Licenses Fees	31,494
Other	2,680
Total Revenue	$245,991

Generally, work is billed monthly by the hour at agreed upon hour rates for all of the above revenue streams.

For all of the Company’s services, the Company typically has one performance obligation; however, it also provides the customer with an option to acquire additional services. The Company typically provides a menu of offerings from which the customer may choose to purchase. The price of each service is separate and distinct and provides a separate and distinct value to the customer. Pricing is generally consistent for each service irrespective of the other services or quantities requested by the customer.

When the Company receives consideration from a customer prior to transferring services to the customer under the terms of the contract, it records deferred revenues on the Company’s consolidated balance sheet, which represents a contract liability.

The Company has an internal sales force compensation program where remuneration is based solely on the revenues recognized in the period and does not represent an incremental cost to the Company which provides a future benefit expected to be longer than one year and would meet the criteria to be capitalized and presented as a contract asset on the Company’s consolidated balance sheet.